Exhibit 10.28

EXECUTION VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

SUBSCRIPTION AND JOINDER AGREEMENT

THIS SUBSCRIPTION AND JOINDER AGREEMENT, dated as of May 5, 2020 (this “Agreement”), is made by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Company”) and the lenders listed on Exhibit A attached to this Agreement (each a “Subscriber” and together the “Subscribers”).

RECITALS

WHEREAS, the Company and the Subscribers are party to an Amendment No. 2 to Financing Agreement, dated on or about the date hereof (the “Amendment”), pursuant to which the Company has agreed to issue to the Subscribers 2,500,000 Class G Units of the Company (the “Class G Units”) in consideration of the agreements set forth in the Amendment.

WHEREAS, the Company wishes to issue to each Subscriber the number of Class G Units set forth opposite each Subscriber’s name on Exhibit A, on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.Issuance of Units. Upon the terms and subject to the conditions of this Agreement, in consideration of the agreements set forth in the Amendment, the Company hereby sells and issues to each Subscriber the number of Class G Units set forth opposite each Subscriber’s name on Exhibit A.

2.Representations and Warranties of the Subscriber. Each Subscriber hereby represents and warrants to the Company as follows:

(a)This Agreement constitutes a valid and legally binding obligation of the Subscriber enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

(b)The Subscriber’s principal place of business is identified in the address of Subscriber set forth on Exhibit A.

(c)The Subscriber is purchasing the Class G Units for the Subscriber’s own account for investment only, and not with the view to the resale or distribution thereof.

(d)The Subscriber has had an opportunity to have the Subscriber’s questions with respect to the Company and the business plan of the Company answered by the appropriate officers of the Company, desires no further or additional information concerning the Company or its operation and deems such information received and reviewed adequate to evaluate the merits and risks of Subscriber’s investment in the Company.

(e)The Subscriber has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Class G Units and to make an informed investment decision with respect to such purchase.

(f)The Subscriber can afford a complete loss of the value of the Class G Units and is able to bear the economic risk of holding the Class G Units for an indefinite period.

(g)The Subscriber understands that the Class G Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws, nor can they be sold, transferred, or otherwise disposed of unless they are subsequently registered under the Securities Act or state securities law or an exemption from registration is then available. The Subscriber acknowledges that the Company has made no undertaking either to register the Class G Units or to make available any exemption from registration or to supply any information to facilitate the sale of the Class G Units. The Subscriber further understands and agrees that the Company will not honor any attempt by the Subscriber to sell, pledge, transfer or otherwise dispose of the Class G Units in the absence of an effective registration statement under the Securities Act or an opinion of counsel satisfactory in form and substance to the Company that an exemption is available therefrom.

(h)The Subscriber qualifies as an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act).

(i)The Subscriber understands that a legend, concerning the securities law restrictions on transfer of the Class G Units, will be placed on a certificate, if any, representing the Class G Units.

(j)Upon issuance, the Class G Units will be registered only in the name of the Subscriber.

(k)The Subscriber has not and will not rely upon the Company or the Company’s legal advisors for advice with respect to any tax consequences related to the ownership, purchase or disposition of the Class G Units and assumes full responsibility for all such consequences as to the preparation and filing of all tax returns and elections which may and must be filed in connection with the Class G Units.

(l)Neither the Subscriber nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

3.Representations and Warranties of the Company. The Company hereby represents and warrants to each Subscriber:

(a)The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite company power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted.

(b)All limited liability company actions on the part of the Company and its officers, managers and members necessary for the authorization, execution and delivery of this Agreement and the authorization, issuance, sale and delivery of the Class G Units in the Offering has been taken. This Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class of membership interest of the Company are as set forth in the Amended and Restated Operating Agreement of the Company, dated May 1, 2020 (the “Operating Agreement”) and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are consistent with the provisions of the Delaware Liability Company Act.

(c)Assuming the accuracy of the representations and warranties of the Subscribers set forth herein, the offer, issuance and sale of the Class G Units is and will be exempt from the registration and prospectus delivery requirements of the Securities Act and the Class G Units have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.Joinder. Each Subscriber acknowledges and agrees that the Subscriber has had the opportunity to review the Operating Agreement, the Amended and Restated Securityholders Agreement, dated May 1, 2020 (the “Securityholders Agreement”) and the Registration Rights Agreement, dated December 6, 2019 (the “Registration Rights Agreement”). As a condition to the Company’s issuance of the Class G Units, each Subscriber hereby acknowledges and agrees that, upon the issuance of the Class G Units, the Subscriber shall become a party to the Operating Agreement, the Securityholders Agreement and the Registration Rights Agreement and shall be bound by all of the terms and conditions thereof.

5.Preemptive Rights. If, after the date hereof, the Company authorizes the issuance or sale of any New Securities (as defined in the Securityholders Agreement) that are Class G Units or that are pari passu with or senior to the Class G Units with respect to distributions (the “Offered Securities”) in a transaction in which Offered Securities are issued only to current unitholders of the Company (“Existing Investors”), the Company shall, in accordance with the procedures set forth in Section 8 of the Securityholders Agreement, offer to sell to each Subscriber such Subscriber’s Pro Rata Allotment of such Offered Securities. Each Subscriber shall be entitled to purchase all or any portion of such Subscriber’s Pro Rata Allotment of such Offered Securities on economic terms that are at least as favorable as the economic terms for such Offered Securities that are to be offered to the Existing Investors; provided that if the

Existing Investors is also required to purchase other securities of the Company, the Subscribers exercising their rights pursuant to this Section 5 shall also be required to purchase the same strip of securities (on at least as favorable economic terms and conditions) that the Existing Investors are required to purchase. For purposes of this Agreement, a Subscriber’s "Pro Rata Allotment" shall mean the quotient determined by dividing (a) the number of Class G Units held by such Subscriber at such time, by (b) the number of Class G Units then issued and outstanding at such time.

6.Information Rights. The Company shall deliver to each Subscriber:

(a)as soon as practicable, but in any event within 180 days after the end of each fiscal year of Mondee, Inc., the annual audit report of Mondee Inc. prepared by independent public accountants of regionally recognized standing selected by the Company; and

(b)as soon as practicable, but in any event within 45 days after the end of each fiscal quarter of Mondee, Inc., an unaudited statement of income of Mondee, Inc. for such fiscal quarter and an unaudited balance sheet of Mondee, Inc. as of the end of such fiscal quarter.

7.Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.

8.Entire Agreement. This Agreement and the Amendment constitute the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

9.Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors (including heirs) and assigns.

10.Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any such dispute or controversy), without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

11.Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

12.Counterparts. This Agreement may be executed in counterparts (including facsimile and electronic transmission counterparts), all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

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IN WITNESS WHEREOF, the parties have caused this Subscription and Joinder Agreement to be executed as of the date first written above.

COMPANY:

MONDEE HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Subscription and Joinder Agreement ]

SUBSCRIBERS:

WEST VIRGINIA DIRECT LENDING LLC

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW SKYLINE LENDING LP

By:	TCW Asset Management Company LLC,
its Investment Advisor

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

NJ/TCW DIRECT LENDING LLC

By:	TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW BRAZOS FUND LLC

By:	TCW Asset Management Company LLC, its Investment Advisor

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

[Subscription and Joinder Agreement ]

TCW DIRECT LENDING VII LLC

By:	TCW Asset Management Company LLC, its Investment Advisor

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By:	TCW Asset Management Company LLC,
its Investment Manager

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

US SPECIALTY INSURANCE COMPANY

By:	TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

SAFETY NATIONAL CASUALTY CORP

By:	TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By:	TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

[Subscription and Joinder Agreement ]

NORTH HAVEN CREDIT PARTNERS III L.P.

By:	MS Credit Partners III GP L.P., its general partner

By:	MS Credit Partners III GP Inc., its general partner

By:	William Gassman
	Name:	William Gassman
	Title:	Executive Director

[Subscription and Joinder Agreement ]

EXHIBIT A

Schedule of Subscribers

Name and Address	Number of Class G Units
West Virginia Direct Lending LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
TCW Skyline Lending LP c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
NJ/TCW Direct Lending LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
TCW Brazos Fund LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
TCW Direct Lending VII LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
TCW Direct Lending Structured Solutions 2019 LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]

Name and Address	Number of Class G Units
US Specialty Insurance Company c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
Safety National Casualty Corp c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]
Reliance Standard Life Insurance Company c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email:[***]	[***]
North Haven Credit Partners III L.P. 1585 Broadway, 39th Floor New York, NY 10036 Attn: Debra Abramovitz and William Gassman Debra Abramovitz: [***] William Gassman: [***]	[***]
TOTAL:	2,500,000